                                                                    EXHIBIT 10.2

================================================================================

                               U.S. Rentals, Inc.


                                  $252,000,000

           $47,000,000 6.71% Series A Senior Notes due April 28, 2006

          $165,000,000 6.86% Series B Senior Notes due April 28, 2008

           $40,000,000 6.93% Series C Senior Notes due April 28, 2010


                                 ______________


                            Note Purchase Agreement

                                 _____________

                           Dated as of April 1, 1998

================================================================================

                               TABLE OF CONTENTS

                         (Not a part of the Agreement)

Section                                           Heading                                Page
Section 1.            Authorization of Notes..........................................      1

Section 2.            Sale and Purchase of Notes......................................      1

Section 3.            Closing.........................................................      2

Section 4.            Conditions to Closing...........................................      2

   Section 4.1.       Representations and Warranties..................................      2
   Section 4.2.       Performance; No Default.........................................      2
   Section 4.3.       Compliance Certificates.........................................      3
   Section 4.4.       Opinions of Counsel.............................................      3
   Section 4.5.       Purchase Permitted By Applicable Law, Etc.......................      3
   Section 4.6.       Sale of Other Notes.............................................      3
   Section 4.7.       Payment of Special Counsel Fees.................................      3
   Section 4.8.       Private Placement Number........................................      3
   Section 4.9.       Changes in Corporate Structure..................................      4
   Section 4.10.      Funding Instructions............................................      4
   Section 4.11.      Proceedings and Documents.......................................      4

Section 5.            Representations and Warranties of the Company...................      4

   Section 5.1.       Organization; Power and Authority...............................      4
   Section 5.2.       Authorization, Etc..............................................      4
   Section 5.3.       Disclosure......................................................      5
   Section 5.4.       Organization and Ownership of Shares of Subsidiaries; Affiliates      5
   Section 5.5.       Financial Statements............................................      6
   Section 5.6.       Compliance with Laws, Other Instruments, Etc....................      6
   Section 5.7.       Governmental Authorizations, Etc................................      6
   Section 5.8.       Litigation; Observance of Agreements, Statutes and Orders.......      6
   Section 5.9.       Taxes...........................................................      7
   Section 5.10.      Title to Property; Leases.......................................      7
   Section 5.11.      Licenses, Permits, Etc..........................................      7
   Section 5.12.      Compliance with ERISA...........................................      8

   Section 5.13.      Private Offering by the Company.................................      8
   Section 5.14.      Use of Proceeds; Margin Regulations.............................      9
   Section 5.15.      Existing Indebtedness; Future Liens.............................      9
   Section 5.16.      Foreign Assets Control Regulations, Etc.........................      9
   Section 5.17.      Status under Certain Statutes...................................      9
   Section 5.18.      Notes Rank Pari Passu...........................................     10
   Section 5.19.      Environmental Matters...........................................     10

Section 6.            Representations of the Purchaser................................     10

   Section 6.1.       Purchase for Investment.........................................     10
   Section 6.2.       Source of Funds.................................................     11

Section 7.            Information as to the Company...................................     12

   Section 7.1.       Financial and Business Information..............................     12
   Section 7.2.       Officer's Certificate...........................................     15
   Section 7.3.       Inspection......................................................     16

Section 8.            Prepayment of the Notes.........................................     17

   Section 8.1.       Required Prepayments............................................     17
   Section 8.2.       Optional Prepayments with Make-Whole Amount.....................     17
   Section 8.3.       Change in Control...............................................     17
   Section 8.4.       Allocation of Partial Prepayments...............................     19
   Section 8.5.       Maturity; Surrender, Etc........................................     20
   Section 8.6.       Purchase of Notes...............................................     20
   Section 8.7.       Make-Whole Amount...............................................     20

Section 9.            Affirmative Covenants...........................................     21

   Section 9.1.       Compliance with Law.............................................     21
   Section 9.2.       Insurance.......................................................     22
   Section 9.3.       Maintenance of Properties.......................................     22
   Section 9.4.       Payment of Taxes and Claims.....................................     22
   Section 9.5.       Corporate Existence, Etc........................................     22
   Section 9.6.       Nature of Business..............................................     23
   Section 9.7.       Notes to Rank Pari Passu........................................     23

Section 10.           Negative Covenants..............................................     23

   Section 10.1.      Consolidated Net Worth..........................................     23
   Section 10.2.      Fixed Charges Coverage Ratio....................................     23
   Section 10.3.      Limitations on Indebtedness.....................................     23

   Section 10.4.      Limitation on Liens.............................................     24
   Section 10.5.      Mergers, Consolidations and Sales of Assets.....................     26
   Section 10.6.      Transactions with Affiliates....................................     30

Section 11.           Events of Default...............................................     30

Section 12.           Remedies on Default, Etc........................................     32

   Section 12.1.      Acceleration....................................................     32
   Section 12.2.      Other Remedies..................................................     33
   Section 12.3.      Rescission......................................................     33
   Section 12.4.      No Waivers or Election of Remedies, Expenses, Etc...............     33

Section 13.           Registration; Exchange; Substitution of Notes...................     34

   Section 13.1.      Registration of Notes...........................................     34
   Section 13.2.      Transfer and Exchange of Notes..................................     34
   Section 13.3.      Replacement of Notes............................................     34

Section 14.           Payments on Notes...............................................     35

   Section 14.1.      Place of Payment................................................     35
   Section 14.2.      Home Office Payment.............................................     35

Section 15.           Expenses, Etc...................................................     35

   Section 15.1.      Transaction Expenses............................................     35
   Section 15.2.      Survival........................................................     36

Section 16.           Survival of Representations and Warranties; Entire Agreement....     36

Section 17.           Amendment and Waiver............................................     36

   Section 17.1.      Requirements....................................................     36
   Section 17.2.      Solicitation of Holders of Notes................................     37
   Section 17.3.      Binding Effect, Etc.............................................     37
   Section 17.4.      Notes Held by Company, Etc......................................     37

Section 18.           Notices.........................................................     38

Section 19.           Reproduction of Documents.......................................     38

Section 20.           Confidential Information........................................     38

Section 21.           Substitution of Purchaser.......................................     39

Section 22.           Miscellaneous...................................................     40

   Section 22.1.      Successors and Assigns..........................................     40
   Section 22.2.      Payments Due on Non-Business Days...............................     40
   Section 22.3.      Severability....................................................     40
   Section 22.4.      Construction....................................................     40
   Section 22.5.      Counterparts....................................................     40
   Section 22.6.      Governing Law...................................................     41

Signature.............................................................................     41

Schedule A          -    Information Relating To Purchasers

Schedule B          -    Defined Terms

Schedule 4.9        -    Changes in Corporate Structure

Schedule 5.4        -    Subsidiaries of the Company and Ownership of Subsidiary Stock

Schedule 5.5        -    Financial Statements

Schedule 5.11       -    Patents, etc.

Schedule 5.14       -    Use of Proceeds

Schedule 5.15       -    Existing Indebtedness

Exhibit 1A          -    Form of 6.71% Series A Senior Notes due April 28, 2006

Exhibit 1B          -    Form of 6.86% Series B Senior Notes due April 28, 2008

Exhibit 1C          -    Form of 6.93% Series C Senior Notes due April 28, 2010

Exhibit 4.4(a)      -    Form of Opinion of Special Counsel for the Company

Exhibit 4.4(b)      -    Form of Opinion of Special Counsel for the Purchasers

                               U.S. RENTALS, INC.
                         1581 CUMMINS DRIVE, SUITE 155
                           MODESTO, CALIFORNIA  95358

           $47,000,000 6.71% Series A Senior Notes due April 28, 2006
          $165,000,000 6.86% Series B Senior Notes due April 28, 2008
           $40,000,000 6.93% Series C Senior Notes due April 28, 2010

                                                       Dated as of April 1, 1998


To Each of the Purchasers listed
 in the attached Schedule A:

Ladies and Gentlemen:

     U.S. Rentals, Inc., a Delaware corporation (the "Company"), agrees with you as follows:

Section 1.  Authorization of Notes.

     The Company will authorize the issue and sale of $252,000,000 aggregate principal amount of its Senior Notes as follows: $47,000,000 6.71% Series A Senior Notes due April 28, 2006, $165,000,000 6.86% Series B Senior Notes due April 28, 2008, and $40,000,000 6.93% Series C Senior Notes due April 28, 2010 (respectively, the "Series A Notes", the "Series B Notes" and the "Series C Notes", and collectively, the "Notes"), such terms to include any such notes issued in substitution therefor pursuant to SECTION 13 of this Agreement or the Other Agreements (as hereinafter defined). The Series A Notes shall be substantially in the form set out in EXHIBIT 1A, the Series B Notes shall be substantially in the form set out in EXHIBIT 1B, and the Series C Notes shall be substantially in the form set out in EXHIBIT 1C, in each case with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a SCHEDULE or an EXHIBIT attached to this Agreement.

Section 2.  Sale and Purchase of Notes.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in SECTION 3, Notes in the principal amount and of the Series specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and of the Series specified opposite its name in SCHEDULE A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

Section 3.  Closing.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 W. Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the "Closing") on April 28, 1998 or on such other Business Day thereafter on or prior to April 30, 1998 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1233-1-13468 at Bank of America, Concord, California, ABA/Routing Number 121-000-358. If at the Closing the Company shall fail to tender such Notes to you as provided above in this SECTION 3, or any of the conditions specified in
SECTION 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

Section 4.  Conditions to Closing.

     Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by SCHEDULE 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by SECTIONS 10.3, 10.4, 10.5 or 10.6 hereof had such SECTIONS applied since such date.

     Section 4.3.  Compliance Certificates.

     (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in SECTIONS 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

     Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from O'Melveny & Myers LLP, counsel for the Company, covering the matters set forth in EXHIBIT 4.4(A) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in EXHIBIT 4.4(B) and covering such other matters incident to such transactions as you may reasonably request.

     Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at the Closing as specified in SCHEDULE A.

     Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of SECTION 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in
SECTION 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

     Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of the Notes.

     Section 4.9.  Changes in Corporate Structure.  Except as specified in
SCHEDULE 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in SCHEDULE 5.5.

     Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, you shall have received written instructions executed by a Responsible Officer of the Company directing the manner of the payment of funds and setting forth (1) the name and address of the transferee bank, (2) such transferee bank's ABA number, (3) the account name and number into which the purchase price for the Notes is to be deposited, and (4) the name and telephone number of the account representative responsible for verifying receipt of such funds.

     Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Section 5.  Representations and Warranties of the Company.

     The Company represents and warrants to you that:

     Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

     Section 5.2. Authorization, Etc. This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 5.3. Disclosure. The Company, through its agents, Salomon Smith Barney, BancAmerica Robertson Stephens, and NationsBanc Montgomery Securities LLC, have delivered to you and each Other Purchaser a copy of a Confidential Memorandum, dated March 1998 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Schedules hereto, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in SCHEDULE 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in SCHEDULE 5.5, since December 31, 1997, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) SCHEDULE 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the

Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers. Schedule 5.4 also identifies those Subsidiaries which have been designated Restricted Subsidiaries and those Subsidiaries which constitute Material Subsidiaries at the date of the Closing.

     (b) All of the outstanding shares of capital stock or similar equity interests of each Restricted Subsidiary shown in SCHEDULE 5.4 as being owned by the Company and its Restricted Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Restricted Subsidiary free and clear of any Lien (except as otherwise disclosed in SCHEDULE 5.4).

     (c) Each Restricted Subsidiary identified in SCHEDULE 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Restricted Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     (d) No Restricted Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than the agreements listed on SCHEDULE
5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Restricted Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Restricted Subsidiary.

     Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on SCHEDULE 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not
(i) contravene, result
in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

     Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

     Section 5.8.  Litigation; Observance of Agreements, Statutes and Orders.
(a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (b) The Company is not in default in the payment of principal or interest on any indebtedness for borrowed money described in SCHEDULE 5.15. Neither the Company nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     Section 5.9. Taxes. The Company and its Restricted Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Restricted Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Restricted Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1993. The Federal income tax liabilities of AYR, Inc. (formerly known as USR Holdings, Inc.), a California corporation and predecessor to the Company, have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1992.

     Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in SECTION 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     Section 5.11.  Licenses, Permits, Etc.  Except as disclosed in SCHEDULE
5.11,

     (a) the Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

     (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

     (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

     Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

     (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under
Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

     (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this SECTION 5.12(E) is made in reliance upon and subject to the accuracy of your representation in SECTION 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 110 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the

Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in SCHEDULE 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     Section 5.15. Existing Indebtedness; Future Liens. (a) SCHEDULE 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Restricted Subsidiaries as of April 27, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     (b) Except as disclosed in SCHEDULE 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
SECTION 10.4.

     Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is an "investment company" registered or required to be registered subject to regulation under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

     Section 5.18. Notes Rank Pari Passu. The obligations of the Company under this Agreement and the Notes rank at least pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of the Company, including, without limitation, all senior unsecured Indebtedness of the Company described in SCHEDULE 5.15 hereto.

     Section 5.19. Environmental Matters. Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

            (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

            (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner contrary to any Environmental Laws or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

            (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

Section 6.  Representations of the Purchaser.

     Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

            (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

            (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

            (d) the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

            (f) the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable, or credited, to an employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

            (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     If you or any subsequent transferee of the Notes indicates that you or such transferee are relying on any representation contained in paragraph (b), (c) or
(e) above, the Company shall deliver on the date of Closing and, if it is legally able to do so, on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this
SECTION 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.  Information as to the Company.

     Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:


            (a) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

                  (i) a consolidated balance sheet of the Company and its Restricted Subsidiaries as at the end of such quarter, and

                  (ii) consolidated statements of income, changes in
            shareholders' equity and cash flows of the Company and its Restricted Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this SECTION 7.1(A) so long as such Forms 10-Q contain quarterly statements reflecting the financial position and results of operations of the Company and its Subsidiaries for such quarters;

            (b) Annual Statements -- within 90 days after the end of each fiscal year of the Company, duplicate copies of,


                  (i) a consolidated balance sheet of the Company and its Restricted Subsidiaries, as at the end of such year, and

                  (ii) consolidated statements of income, changes in
            shareholders' equity and cash flows of the Company and its Restricted Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by:

                       (1) an opinion thereon of independent certified public
                  accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                       (2) a certificate of such accountants stating that they
                  have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default under SECTION 10.1, 10.2, 10.3 or 10.4(J), and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause
     (2) above, shall be deemed to satisfy the requirements of this SECTION 7.1(B) so long as such annual reports to shareholders and its annual reports on Forms 10-K together contain annual statements reflecting the financial position and results of operations of the Company and its Subsidiaries for such years;

            (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission, and (iii) all press releases relating to financial matters and other statements made available generally by the Company or any Subsidiary to the public, in each case concerning developments that are Material;

            (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in SECTION 11(F), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

            (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under
            Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

            (f) Additional Reporting Requirement. If at any time any Unrestricted Subsidiary individually or Unrestricted Subsidiaries collectively have assets equal to or exceeding 10% or more of Consolidated Total Assets or contribute operating income

     (determined in accordance with GAAP) equal to or greater than 10% of operating income of the Company and its consolidated Subsidiaries and the Company shall have furnished the holders of the Notes financial information pursuant to paragraphs (a) and (b) above by providing the Form 10-Q or Form 10-K respectively, then and in such event the Company shall, within the respective periods provided in paragraphs (a) and (b) above, furnish to the holders of the Notes financial statements of the character and for the dates and periods as in said paragraphs (a) and (b) provided on the basis of the Company and its Restricted Subsidiaries and in the case of financial statements provided pursuant to paragraph (a) above, certified as correct and complete by an authorized officer of the Company, and in the case of financial statements provided pursuant to paragraph (b) above, accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Restricted Subsidiaries as of the end of the fiscal year being reported on and the consolidated results of the operations and cash flows for said year in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and that such audit provides a reasonable basis for such opinion in the circumstances;

            (g) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

            (h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, including without limitation, such information as is required by Rule 144A under the Securities Act to be delivered to the prospective transferee of any Notes.

     Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to SECTION 7.1(A) or SECTION 7.1(B) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of SECTION 10.1 through SECTION 10.5 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such SECTION, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such SECTIONS, and the calculation of the amount, ratio or percentage then in existence); and

            (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor (and, for this purpose, such Institutional Investors agree to coordinate any exercise of their right to conduct the visits and inspections described below):

            (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and all at such reasonable times and as often as may be reasonably requested in writing; and

            (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries), all at such times and as often as may be requested.

Section 8.  Prepayment of the Notes.

     Section 8.1. Required Prepayments. No regularly scheduled prepayment of principal of the Notes is required prior to their date of maturity.

     Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 2% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date (which shall be a Business Day) with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this SECTION 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with SECTION 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     Section 8.3. Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this Section and shall be accompanied by the certificate described in subparagraph (g) of this Section.

       (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section, accompanied by the certificate described in subparagraph (g) of this Section, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section.

       (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section shall be an offer to prepay, in accordance with and subject to this Section, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section, such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).

       (d) Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section shall be deemed to constitute a rejection of such offer by such holder.

       (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section.

       (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (c) and accepted in accordance with subparagraph (d) of this Section is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control has not occurred on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of
(i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section in respect of such Change in Control shall be deemed rescinded).

       (g) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying:
(i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this
SECTION 8.3; (iii) the principal amount of each Note offered to be prepaid;

(iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

       (h) Certain Definitions. "Change in Control" shall be deemed to have occurred if any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), other than the Colburn Control Group,


            (i) become the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the Company's voting stock, or

            (ii) acquire after the date of the Closing (x) the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of the Company, through beneficial ownership of the capital stock of the Company or otherwise, or (y) all or substantially all of the properties and assets of the Company.

       "Control Event" means:

            (i) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

            (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

            (iii) the making of any written offer by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

     "Colburn Control Group" shall mean, collectively, any or all of: (a) Richard D. Colburn, (b) any spouse and lineal descendants of Richard D. Colburn,
(c) the estate of one or more of the Persons named in clauses (a) or (b) above,
(d) each trust in respect of which one or more of the Persons described in clauses (a), (b) or (c) above (1) are the principal beneficiaries or (2) constitute a majority of the trustees with voting power over such trust, and (e) any organization described in Section 501 of the Code to the extent of any shares transferred by any of the Persons described in clauses (a), (b), (c) or (d) above.

     (i) All calculations contemplated in this SECTION 8.3 involving the capital stock of any Person shall be made with the assumption that all convertible Securities of such Person then outstanding and all convertible Securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock of such Person were exercised at such time.

     Section 8.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to SECTION 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of all Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All prepayments made pursuant to SECTION 8.3 or SECTION 10.5 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

     Section 8.5. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this SECTION 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     Section 8.6. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     Section 8.7. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to SECTION 8.2 or has become or is declared to be immediately due and payable pursuant to SECTION 12.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" or other appropriate page of the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 or other appropriate page on the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release
     H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (1) the actively traded U.S. Treasury security with the average life closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the average life closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest day) obtained by dividing
     (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest day) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to SECTION 8.2 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     SECTION 8.2 or has become or is declared to be immediately due and payable pursuant to SECTION 12.1, as the context requires.

Section 9.  Affirmative Covenants.

     The Company covenants that so long as any of the Notes are outstanding:

     Section 9.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA and all Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

              Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

              Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary; provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

              Section 9.5. Corporate Existence, Etc. Subject to SECTION 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to SECTION 10.5, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

              Section 9.6. Nature of Business. Neither the Company nor any Restricted Subsidiary will engage in any business if, as a result, the general nature of the business (as described in the Memorandum), taken on a consolidated basis, which would then be engaged in by the Company and its Restricted Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Restricted Subsidiaries on the date of this Agreement.

              Section 9.7. Notes to Rank Pari Passu. The Notes are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Indebtedness (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Company.


Section 10.  Negative Covenants.


              The Company covenants that so long as any of the Notes are outstanding:

              Section 10.1. Consolidated Net Worth. The Company will at all times keep and maintain Consolidated Net Worth at an amount not less than the sum of (a) $200,000,000 plus (b) 75% of the aggregate amount of Net Proceeds of Capital Stock computed on a cumulative basis for each of the elapsed fiscal quarters ending after December 31, 1997.

              Section 10.2. Fixed Charges Coverage Ratio. The Company will as at the end of each fiscal quarter keep and maintain the ratio of Consolidated Income Available for Fixed Charges for the immediately preceding four fiscal quarters to Consolidated Fixed Charges for such fiscal period at not less than
1.50 to 1.00.

              Section 10.3. Limitations on Indebtedness. (a) The Company will not, and will not permit any Restricted Subsidiary to, create, assume, guarantee or otherwise incur or in any manner become liable in respect of any Indebtedness, except:


            (1) Indebtedness evidenced by the Notes;

            (2) Indebtedness of a Restricted Subsidiary to the Company or to a Wholly-owned Restricted Subsidiary; and


            (3) Indebtedness of the Company and Indebtedness of any of its Restricted Subsidiaries, provided that at the time of creation, issuance, assumption, guarantee or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof (i) the ratio of Consolidated Indebtedness to Consolidated Net Worth would not exceed 2.5 to 1.0, and (ii) in the case of (x) Indebtedness of the Company secured by Liens permitted under SECTION 10.4(J) and (y) Indebtedness of Restricted Subsidiaries (except Indebtedness held by the Company or another Wholly-owned Restricted Subsidiary and Indebtedness secured by Liens described under SECTION 10.4(F), (G), (H) or (I)), the aggregate amount of all such Indebtedness then outstanding shall not exceed 25% of Consolidated Net Worth.

       (b) Indebtedness issued or incurred in accordance with the limitations of SECTION 10.3(A)(1) and existing Indebtedness described in SCHEDULE 5.15 hereto may be renewed, extended or refunded, without increase in principal amount remaining unpaid at the time of such renewal, extension or refunding, provided that (i) at the time of any such renewal, extension or refunding and after giving effect thereto, no Default or Event of Default would exist and (ii) any renewal, extension or refunding of the Notes shall be accomplished in accordance with the applicable provisions of this Agreement. It is understood and agreed that this provision shall not in any way create any obligation on the part of any holder to consent to, or consider a request for, any extension, renewal or refunding.


       (c) Any Person which becomes a Restricted Subsidiary after the date hereof shall for all purposes of this SECTION 10.3 be deemed to have created, assumed or incurred at the time it becomes a Restricted Subsidiary all Indebtedness of such Person existing immediately after it becomes a Restricted Subsidiary.


       Section 10.4. Limitation on Liens. The Company will not, and will not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:


            (a) Liens for taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by SECTION 9.4;

            (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Restricted Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

            (c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature, in any such case incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

            (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Restricted Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries;

            (e) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Wholly-owned Restricted Subsidiary;

            (f) Liens existing as of the date of Closing and described on
     SCHEDULE 5.15 hereto;

            (g) Liens created or incurred after the date of Closing given to secure the payment of the purchase price or cost of construction incurred in connection with the acquisition or purchase of property (or any improvement thereto) useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, provided that (1) the Lien shall attach solely to the property or improvement thereon acquired or purchased, (2) such Lien shall have been created or incurred within 270 days of the date of acquisition, purchase or completion of construction of such property, (3) at the time of acquisition, purchase or construction of such property, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such property, whether or not assumed by the Company or a Restricted Subsidiary, shall not exceed an amount equal to 100% of the total purchase price of such property, (4) in the case of the creation or incurrence of any Capitalized Lease, the fixed asset which is the subject thereof if previously owned by the Company or a Restricted Subsidiary shall have been sold or otherwise disposed of within the limitations provided in
     SECTION 10.5(B)(3) and (5) all such Indebtedness shall have been incurred within the limitations provided in SECTION 10.3(A)(3)(I);

            (h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Restricted Subsidiary or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (3) all such Indebtedness shall have been incurred within the limitations provided in
     SECTION 10.3(a)(3)(i);

            (i) Liens incurred in connection with any renewals, extensions or refundings of any Indebtedness secured by Liens described in SECTION 10.4(f), (g) or (h), provided that no additional property is encumbered and there is no increase in the aggregate principal amount of Indebtedness secured thereby; and

            (j) Liens created or incurred after the date of Closing given to secure Indebtedness of the Company or any Restricted Subsidiary, in addition to the Liens permitted by the preceding clauses (a) through (i) hereof, provided that all Indebtedness secured by such Liens shall have been incurred within the limitations provided in SECTION 10.3(A)(3)(I) and
     (II).

     Section 10.5. Mergers, Consolidations and Sales of Assets. (a) The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or be a party to a merger with any other Person, or sell, lease or otherwise dispose of all or substantially all of its assets; provided that:

            (1) any Restricted Subsidiary may (x) merge or consolidate with or into or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, the Company or a Wholly-owned Restricted Subsidiary so long as in any merger or consolidation involving (i) the Company, the Company shall be the surviving or continuing corporation and (ii) a Wholly-owned Restricted Subsidiary, the Wholly-owned Restricted Subsidiary shall be the surviving or continuing corporation and
     (y) convey, transfer or lease all or substantially all of its assets to any Person in compliance with the provisions of SECTION 10.5(B)(3) or (C)(3); and

            (2) the Company may consolidate or merge with or into any other corporation if,

                  (i) the surviving or continuing corporation is the Company;
            provided that at the time of such consolidation or merger and immediately after giving effect thereto, no Default or Event of Default would exist, or

                  (ii) the successor corporation is not the Company, then the corporation which results from such consolidation or merger (the "surviving corporation")

               (x) shall be a solvent corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, (y) shall have executed and delivered to each holder of the Notes its assumption of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes, this Agreement and the Other Agreements to be performed or observed by the Company and an opinion of counsel reasonably satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and at the time of such consolidation or merger and immediately after giving effect thereto, (A) no Default or Event of Default would exist and (B) the surviving corporation would be permitted by the provisions of SECTION 10.3(A)(3)(I) to incur at least $1.00 of additional Indebtedness.


       (b) The Company will not, and will not permit any Restricted Subsidiary to, sell, lease (as lessor), transfer, abandon or otherwise dispose of assets (except assets (including, without limitation, rental equipment inventory) sold in the ordinary course of business for fair market value) to any Person; provided that the foregoing restrictions do not apply to:


               (1) the sale, lease, transfer or other disposition of assets of the Company to a Wholly-owned Restricted Subsidiary or of a Restricted Subsidiary to the Company or a Wholly-owned Restricted Subsidiary;

               (2) the sale of accounts receivable for fair market value, without recourse to the Company or any Restricted Subsidiary, to a bank or other financial institution or to the Company or any Wholly-owned Restricted Subsidiary or to any other Person in a transaction involving a bank or other financial institution; or

               (3) the sale of assets for cash or other property to a Person or Persons (other than an Affiliate) if all of the following conditions are met:

                  (i) such assets (valued at net book value) do not, together with all other assets of the Company and its Restricted Subsidiaries previously disposed of during the immediately preceding 12 calendar month period (other than in the ordinary course of business or as provided in (1) or (2) above), exceed 10% of

          Consolidated Total Assets, determined as of the end of the immediately preceding fiscal year;

                  (ii) in the opinion of a Responsible Officer of the Company, the sale is for fair value and is in the best interests of the Company; and

                  (iii) immediately after the consummation of the transaction and after giving effect thereto, no Default or Event of Default would exist;


     provided, however, that for purposes of the foregoing calculation, there shall not be included any assets the proceeds of which were or are applied within one year of the date of sale of such assets to either (A) the acquisition of fixed assets or other property (including, without limitation, rental equipment inventory) useful and intended to be used in the operation of the business of the Company and its Restricted Subsidiaries as described in SECTION 9.6 hereof or (B) the prepayment at 100% of the principal amount thereof, together with interest accrued to the date of such prepayment, but without Make-Whole Amount or other premium, on a pro rata basis, of Senior Funded Indebtedness of the Company. It is understood and agreed by the Company that: (A) any holder of the Notes may decline any such offer of prepayment, (B) the failure of any such holder to accept or decline any such offer of prepayment shall be deemed to be an election by such holder to decline such prepayment, and (C) if such offer is so accepted, the proceeds so offered towards the prepayment of the Notes and accepted shall be prepaid. In the event any holder of Senior Funded Indebtedness of the Company declines any such offer of prepayment, the Company shall offer, on a pro rata basis, the proceeds so declined to the holders of Senior Funded Indebtedness of the Company accepting the offer of prepayment. To the extent such holders of Senior Funded Indebtedness shall decline such payments, the Company and its Restricted Subsidiaries may use the remaining amount of such declined proceeds for general corporate purposes and such declined proceeds shall be deemed to have been applied to the prepayment of Senior Funded Indebtedness for the purpose of the immediately preceding proviso. If and to the extent the Senior Funded Indebtedness being prepaid shall be with respect to a revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, such amount being so applied shall permanently reduce the availability of credit under such credit facility by an amount not less than the amount of such proceeds so applied to the prepayment of such Indebtedness.


     Computations pursuant to this SECTION 10.5(B) shall include dispositions made pursuant to SECTION 10.5(c) and computations pursuant to SECTION 10.5(c) shall include dispositions made pursuant to this SECTION 10.5(b).

       (c) The Company will not, and will not permit any Restricted Subsidiary to, sell, pledge or otherwise dispose of any shares of the stock (including as "stock" for the purposes of this SECTION 10.5(C) any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of a Restricted Subsidiary (said stock, options, warrants and other Securities herein called "Subsidiary Stock") or any Indebtedness of any Restricted Subsidiary, nor will any Restricted Subsidiary issue, sell, pledge or otherwise dispose of any shares of its own Subsidiary Stock to any Person, provided that the foregoing restrictions do not apply to:


            (1) the issue of directors' qualifying shares; or

            (2) the issue of Subsidiary Stock to the Company or a Wholly-owned Restricted Subsidiary; or

            (3) the sale or other disposition at any one time to a Person (other than directly or indirectly to an Affiliate) of the entire Investment of the Company and its other Restricted Subsidiaries in any Restricted Subsidiary if all of the following conditions are met:


                  (i) the assets (valued at net book value) of such Restricted Subsidiary do not, together with all other assets of the Company and its Restricted Subsidiaries previously disposed of during the immediately preceding 12 calendar month period (other than in the ordinary course of business or as provided in (1) or (2) above), exceed 10% of Consolidated Total Assets, determined as of the end of the immediately preceding fiscal year;

                  (ii) in the opinion of a Responsible Officer of the Company, the sale is for fair value and is in the best interests of the Company;

                  (iii) immediately after the consummation of the transaction and after giving effect thereto, such Restricted Subsidiary shall have no Indebtedness of or continuing Investment in the capital stock of the Company or of any Restricted Subsidiary and any such Indebtedness or Investment shall have been discharged or acquired, as the case may be, by the Company or a Restricted Subsidiary; and

                  (iv) immediately after the consummation of the transaction and after giving effect thereto, no Default or Event of Default would exist;


     provided, however, that for purposes of the foregoing calculation, there shall not be included any assets the proceeds of which were or are applied within one year of the date of sale of such assets to either (A) the acquisition of fixed assets or other property

     (including, without limitation, rental equipment inventory) useful and intended to be used in the operation of the business of the Company and its Restricted Subsidiaries as described in SECTION 9.6 or (B) the prepayment at 100% of the principal amount thereof, together with interest accrued to the date of such prepayment, but without Make-Whole Amount or other premium, on a pro rata basis, of Senior Funded Indebtedness of the Company. It is understood and agreed by the Company that: (A) any holder of the Notes may decline any such offer of prepayment, (B) the failure of any such holder to accept or decline any such offer of prepayment shall be deemed to be an election by such holder to decline such prepayment, and (C) if such offer is so accepted, the proceeds so offered towards the prepayment of the Notes and accepted shall be prepaid. In the event any holder of Senior Funded Indebtedness of the Company declines any such offer of prepayment, the Company shall offer, on a pro rata basis, the proceeds so declined to the holders of Senior Funded Indebtedness of the Company accepting the offer of prepayment. To the extent such holders of Senior Funded Indebtedness shall decline such payments, the Company and its Restricted Subsidiaries may use the remaining amount of such declined proceeds for general corporate purposes and such declined proceeds shall be deemed to have been applied to the prepayment of Senior Funded Indebtedness for the purpose of the immediately preceding proviso. If and to the extent the Senior Funded Indebtedness being prepaid shall be with respect to a revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, such amount being so applied shall permanently reduce the availability of credit under such credit facility by an amount not less than the amount of such proceeds so applied to the prepayment of such Indebtedness.


     Computations pursuant to this SECTION 10.5(C) shall include dispositions made pursuant to SECTION 10.5(B) and computations pursuant to SECTION 10.5(B) shall include dispositions made pursuant to this SECTION 10.5(C).


     Section 10.6. Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, enter into or be a party to any Material transaction or Material group of related transactions with any Affiliate, other than the Company or a Restricted Subsidiary (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

Section 11.  Events of Default.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:


            (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Company defaults in the performance of or compliance with any term contained in SECTIONS 10.1 through 10.5, both inclusive, or
     SECTION 7.1(D); or

            (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this SECTION 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of SECTION 11); or

            (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000; or

            (g) the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Material Subsidiaries, or any such petition shall be filed against the Company or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

            (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 (excluding for purposes of such determination such amount of any insurance proceeds paid by or on behalf of the Company or any of its Material Subsidiaries in respect of such judgment or judgments or unconditionally acknowledged in writing to be payable by the insurance carrier that issued the related insurance policy) are rendered against one or more of the Company and its Material Subsidiaries and any one or more of such judgments aggregating in excess of $5,000,000 are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Restricted Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Restricted Subsidiary thereunder; and any such event or events described in clauses
     (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.


As used in SECTION 11(J), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


Section 12.  Remedies on Default, Etc.


     Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of SECTION 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.


     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of SECTION
11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.


     Upon any Note's becoming due and payable under this SECTION 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole

Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.


              Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under SECTION 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

              Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of SECTION 12.1, the holders of not less than 66 2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
SECTION 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this SECTION 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

              Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under SECTION 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this SECTION 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.


Section 13.  Registration; Exchange; Substitution of Notes.


              Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

              Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of, and of the same Series as, the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of EXHIBIT 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in SECTION 6.2; provided that the Company shall not be required to effect such transfer if the Company is legally unable to deliver the certificate described in the last paragraph of SECTION 6.2.

              Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,


the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on, and of the same Series as, such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.


Section 14.  Payments on Notes.


       Section 14.1. Place of Payment. Subject to SECTION 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Modesto, California at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

       Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in SECTION
14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in SCHEDULE A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to SECTION 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to SECTION
13.2. The Company will afford the benefits of this SECTION 14.2 to any

Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this SECTION 14.2.


Section 15.  Expenses, Etc.

             Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

             Section 15.2. Survival. The obligations of the Company under this
SECTION 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.


Section 16.  Survival of Representations and Warranties; Entire Agreement.


     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.  Amendment and Waiver.


              Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of SECTION 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of SECTION 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of SECTIONS 8, 11(A), 11(B), 12, 17 or 20.


              Section 17.2.  Solicitation of Holders of Notes.


       (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this SECTION 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

       (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.


              Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this SECTION 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

              Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.


Section 18.  Notices.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (i) if to you or your nominee, to you or it at the address specified for such communications in SCHEDULE A, or at such other address as you or it shall have specified to the Company in writing,

            (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

            (iii) if to the Company, to the Company at its address set forth at the beginning hereof (or by telefacsimile to 209-544-6756) to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.


Notices under this SECTION 18 will be deemed given only when actually received.


Section 19.  Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
SECTION 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.


Section 20.  Confidential Information.


     For the purposes of this SECTION 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
SECTION 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you; provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this SECTION 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 20),
(vi) any federal or state regulatory authority having jurisdiction over you,
(vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

(w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this SECTION 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this SECTION 20.


Section 21.  Substitution of Purchaser.


     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in SECTION 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this SECTION 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this SECTION
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.


Section 22.  Miscellaneous.


              Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

              Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

              Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

              Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

              Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

              Section 22.6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                           *     *     *     *     *

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.



                                     Very truly yours,

                                     U.S. Rentals, Inc.



                                     By
                                        [Title]


Accepted as of April _____, 1998

                                     [Variation]



                                     By  ________________________
                                         Its

                                                   Principal Amount of
Name and Address of Purchaser                     Notes to Be Purchased

METROPOLITAN LIFE INSURANCE COMPANY       Series A      Series B        Series C
One Madison Avenue                        ---         $17,000,000         ---
New York, New York  10010

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for receipt not later than 1:00 p.m. (New York time) on the date such payment is due (identifying each payment as "U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2", principal, premium or interest) to:

     The Chase Manhattan Bank, N.A.
     ABA #021000021
     33 East 23rd Street
     New York, New York  10010
     for credit to:  Metropolitan Life Insurance Company
     Account Number 002-2-410591

with name and address of bank from which wire transfer was sent, a contact name and telephone number.


Notices


All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:


                                   Schedule A
                          (to Note Purchase Agreement)

     Metropolitan Life Insurance Company
     334 Madison Avenue
     Convent Station, New Jersey  07961-0633
     Attention:  Private Placements Unit
     Fax Number:  (973) 254-3050

     with a copy to:

     Metropolitan Life Insurance Company
     One Madison Avenue
     New York, New York  10010-3690
     Attention:  Legal Department - Area 6H
     Facsimile:  (212) 578-3916

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-5581829

Name and Address of Purchaser                      Principal Amount of
                                                  Notes to Be Purchased

SECURITY FIRST LIFE INSURANCE COMPANY       Series A      Series B    Series C
c/o Metropolitan Life Insurance Company       --         $20,000,000     --
334 Madison Avenue
Convent Station, New Jersey  07961
Attention:  Private Placements Unit
Facsimile:  (973) 254-3050


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for receipt not later than 1:00 p.m. (New York time) on the date such payment is due (identifying each payment as "U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2", principal, premium or interest) to:


     BK of NYC/CTR/BBK
     ABA #021000018
     IOC 565-Inst'l Custody 328175
     for the account of Security First Life Insurance Company

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  54-0696644

                                          Principal Amount of
Name and Address of Purchaser            Notes to Be Purchased

TEXAS LIFE INSURANCE COMPANY       Series A    Series B     Series C
900 Washington Avenue                 --      $3,000,000       --
Waco, Texas  76701

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for receipt not later than 1:00 p.m. (New York time) on the date such payment is due (identifying each payment as "U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2", principal, premium or interest) to:


     The Chase Manhattan Bank
     ABA #021000021
     Account:  SSG Private Income Processing
     Account Number:  900-9-000200
     Attention:  Joseph Pipperato


Notices

All notices and communications with respect to payments and written confirmation of each such payment to be addressed to:


     Metropolitan Life Insurance Company
     334 Madison Avenue
     Convent Station, New Jersey  07961
     Attention:  Private Placements Unit
     Telecopy Number:  (973) 254-3050

     with a copy to:

     The Chase Manhattan Bank
     4 New York Plaza
     New York, NY  10008
     Attention:  Joseph Pipperato
     Telecopy Number:  (212) 623-6422
     and to:

     Texas Life Insurance Company
     900 Washington Avenue
     Waco, Texas  76701
     Attention:  Virginia Crunk
     Telecopy Number:  (254) 754-4880

All other notices shall be sent to:

     Metropolitan Life Insurance Company
     334 Madison Avenue
     Convent Station, New Jersey  07961
     Attention:  Private Placements Unit
     Telecopy Number:  (973) 254-3050

     and to:

     Texas Life Insurance Company
     900 Washington Avenue
     Waco, Texas  76701
     Attention:  Virginia Crunk
     Telecopy Number:  (254) 754-4880

Name of Nominee in which Notes are to be issued:  None


Taxpayer I.D. Number:  74-0940890

                                                               Principal Amount of
Name and Address of Purchaser                                 Notes to Be Purchased
JEFFERSON-PILOT LIFE INSURANCE COMPANY              Series A        Series B         Series C
P. O. Box 21008                                        --          $15,000,000          --
Greensboro, North Carolina  27420
Attention:  Securities Administration - 3630
Telefacsimile:  (336) 691-3025
Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina  27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.93% Series C Senior Notes due 2010, PPN 90341* AJ 8, principal, interest or premium") to:

     Jefferson-Pilot Life Insurance Company
     c/o The Bank of New York
     ABA #021 000 018  BNF:  IOC566
     Attention:  P&I Department

Notices


All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:


     Jefferson-Pilot Life Insurance Company
     c/o The Bank of New York
     P. O. Box 19266
     Newark, New Jersey  07195
     Attention:  P&I Department

with duplicate notice to Jefferson-Pilot Life Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  56-0359860

                                                          Principal Amount of
Name and Address of Purchaser                            Notes to Be Purchased
ALEXANDER HAMILTON LIFE INSURANCE               Series A        Series B       Series C
  COMPANY OF AMERICA
P. O. Box 21008                                    --          $15,000,000        --
Greensboro, North Carolina  27420
Attention:  Securities Administration - 3630
Telefacsimile:  (336) 691-3025
Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina  27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, interest or premium") to:


     Alexander Hamilton Life Insurance Company of America
     c/o The Bank of New York
     ABA #021 000 018  BNF:  IOC566
     Attention:  P&I Department

Notices


All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

     Alexander Hamilton Life Insurance Company of America
     c/o The Bank of New York
     P. O. Box 19266
     Newark, New Jersey  07195
     Attention:  P&I Department

with duplicate notice to Alexander Hamilton Life Insurance Company of America at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  56-1311063

                                                                 Principal Amount of
Name and Address of Purchaser                                    Notes to Be Purchased
AMERICAN GENERAL ANNUITY INSURANCE COMPANY              Series B       Series C        Series A
c/o American General Corporation
P. O. Box 3247                                             --          $10,000,000        --
Houston, Texas  77253-3247
Attention:  Investment Research Department, A37-01
Facsimile Number:  (713) 831-1366
Overnight Mailing Address:
2929 Allen Parkway
Houston, Texas  77019-2155

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, principal, interest or premium, if any") to:

     State Street Bank and Trust Company (ABA #011000028)
     Boston, Massachusetts 02101

     Re:  American General Annuity Insurance Company
     AC-7215-132-7
     OBI=PPN Number and description of payment
     Fund Number:  WE1B

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     American General Life Insurance Company and WE1B
     c/o State Street Bank and Trust Company
     Insurance Services Custody (WES2S)
     105 Rosemont Road
     Westwood, MA  02090
     Facsimile Number:  (781) 302-8005

Duplicate payment notices and all other correspondences to:

     American General Life Insurance Company
     c/o American General Corporation
     Attention:  Investment Research Department, A37-01
     P. O. Box 3247
     Houston, Texas  77253-3247

     Overnight Mailing Address:
     2929 Allen Parkway, A37-01
     Houston, Texas  77019-2155
     Facsimile Number:  (713) 831-1366


Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  75-0770838


                                                                 Principal Amount of
Name and Address of Purchaser                                   Notes to Be Purchased
THE FRANKLIN LIFE INSURANCE COMPANY                    Series A       Series B       Series C
c/o American General Corporation                          --         $10,000,000       --
P. O. Box 3247
Houston, Texas  77253-3247
Attention:  Investment Research Department, A37-01
Facsimile Number:  (713) 831-1366
Overnight Mailing Address:
2929 Allen Parkway
Houston, Texas  77019-2155

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, principal, premium or interest") to:

     State Street Bank and Trust Company (ABA #011000028)
     Boston, Massachusetts 02101

     Re:  The Franklin Life Insurance Company
     AC-2492-440-9
     OBI=PPN Number and description of payment
     Fund Number PA 37

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     The Franklin Life Insurance Company and PA 37
     c/o State Street Bank and Trust Company
     Insurance Services WES2S
     105 Rosemont Road
     Westwood, MA  02090
     Facsimile Number:  (781) 302-8005

Duplicate payment notices and all other correspondences to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  37-0281650

Name and Address of Purchaser                                                 Principal Amount of
                                                                             Notes to Be Purchased
ALL AMERICAN LIFE INSURANCE COMPANY                                Series A        Series B           Series C
c/o American General Corporation                                      --          $5,000,000             --
Attention:  Investment Research Department, A37-01
P.O. Box 3247
Houston, Texas  77253-3247
Facsimile Number:  (713) 831-1366
Overnight Mail Address:
2929 Allen Parkway
Houston, Texas  77019-2155

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, premium or interest") to:

     State Street Bank and Trust Company
     ABA #011000028
     Boston, Massachusetts  02101

     Re:  All American Life Insurance Company
     AC-0082-332-8
     OBI=PPN # and description of payment
     Fund Number PA 78

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:


     All American Life Insurance Company and PA 78
     c/o State Street Bank and Trust Company
     Insurance Services WES2S
     105 Rosemont Road
     Westwood, Massachusetts  02090
     Facsimile Number:  (781) 302-8005

Duplicate payment notices and all other correspondences to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-2148702

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
CONNECTICUT GENERAL LIFE INSURANCE COMPANY                     Series A        Series B         Series C
c/o CIGNA Investments, Inc.                                  $6,500,000        $3,000,000         --
900 Cottage Grove Road                                        3,500,000
Hartford, Connecticut  06152-2307                             3,000,000
Attention:  Private Securities Division  - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=U.S. Rentals, Inc.; [description of security; interest rate; maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities - S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203
     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
CONNECTICUT GENERAL LIFE INSURANCE COMPANY,                   Series A          Series B             Series C
   on behalf of one or more separate accounts                $2,000,000        $3,000,000               --
c/o CIGNA Investments, Inc.                                   2,000,000
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division - S-307
Fax:  860-726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=U.S. Rentals, Inc.; [description of security; interest rate; maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities - S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203
     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division - S-307
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027


Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
LIFE INSURANCE COMPANY OF NORTH AMERICA                        Series A        Series B          Series C
c/o CIGNA Investments, Inc.                                        --          $2,000,000             --
900 Cottage Grove Road
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division  - S-307
Fax:  (860) 726-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

     Chase NYC/CTR/
     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=U.S. Rentals, Inc.; 6.86% Series B Senior Notes due 2008; PPN 90341# AH 2; [due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:


     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-309
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2309

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities S-307
     Operations Group
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  (860) 726-7203
     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     Fax:  (212) 552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division S-307
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  (860) 726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027


Name and Address of Purchaser                                            Principal Amount of
                                                                        Notes to Be Purchased
PACIFIC LIFE INSURANCE COMPANY                            Series A           Series B               Series C

700 Newport Center Drive                                     --              $5,000,000                 --
Newport Beach, California  92658-9000                                        $5,000,000
Attention:  Fixed Income Securities Department                               $5,000,000
Telephone:  (714) 640-3379                                                   $5,000,000
Facsimile:  (714) 640-3199                                                   $5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, premium or interest") to:

     Chase Manhattan Bank, N.A.
     ABA #021-000-021
     A/C = 900-9-002206
     BBK = Chase Manhattan Bank/SSTO
     A/C Name:  Pacific Life General Account
     A/C Number:  47363300
     Regarding:  Security Description and PPN

Notes should be sent to:

     The Chase Manhattan Bank, N.A.
     4 New York Plaza, 11th Floor
     New York, NY  10004
     Attention:  David Calderon/Account #89930705

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

     The Chase Manhattan Bank, N.A.
     P.O. Box 456, Wall Street Station
     New York, New York  10005

With a copy to:

     Pacific Life Insurance Company
     Attention:  Securities Administration
     700 Newport Center Drive
     Newport Beach, California  92660-6379

Name of Nominee in which Notes are to be issued:  ATWELL & CO

General Taxpayer I.D. Number:  95-1079000

Name and Address of Purchaser                                         Principal Amount of
                                                                     Notes to Be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY             Series A           Series B            Series C
1295 State Street                                          --              $14,000,000             --
Springfield, Massachusetts  01111
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, premium or interest") to:

     Citibank, N.A. (ABA #021000089)
     111 Wall Street
     New York, New York  10043

     for credit to:  MassMutual Long Term Pool Account Number 4067-3488
     Re:  Description of security, principal and interest split with telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

Name and Address of Purchaser                                         Principal Amount of
                                                                     Notes to Be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY             Series A             Series B         Series C
1295 State Street                                          --                $6,000,000           --
Springfield, Massachusetts  01111
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, premium or interest") to:

     Chase Manhattan Bank, N.A. (ABA #021000021)
     4 Chase MetroTech Center
     New York, New York  10081

     for credit to: MassMutual Pension Management Account No. 910-2594018
     Re:  Description of security, principal and interest split with telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                     Series A          Series B        Series C
One American Row                                                  --                 --          $10,000,000
Hartford, Connecticut 06115

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.93% Series C Senior Notes due 2010, principal, premium or interest") to:

     ABA #021 000 021
     Chase Manhattan Bank, N.A
     New York, New York

     Account Number:  900 9000 200
     Account Name:  Income Processing
     Reference:  Phoenix Home Life Account #G05143
     OBI=U.S. Rentals, Inc., PPN=__________, RATE=____%, DUE=___________
     (include principal and interest breakdown and premium, if any)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

     Phoenix Home Life Mutual Insurance Company
     c/o Phoenix Duff & Phelps, Inc.
     56 Prospect Street
     P. O. Box 150480
     Hartford, Connecticut  06115-0480
     Attention:  Private Placements Division
     Telecopier Number:  (860) 403-5451

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                     Series A          Series B         Series C
One American Row                                                  --                 --           $10,000,000
Hartford, Connecticut  06115

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.93% Series C Senior Notes due 2010, principal, premium or interest") to:

     ABA #021 000 021
     Chase Manhattan Bank, N.A
     New York, New York

     Account Number:  900 9000 200
     Account Name:  Income Processing
     Reference:  Phoenix Home Life Account #G07185
     OBI=U.S. Rentals, Inc., PPN=__________, RATE=____%, DUE=___________
     (include principal and interest breakdown and premium, if any)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

     Phoenix Home Life Mutual Insurance Company
     c/o Phoenix Duff & Phelps, Inc.
     56 Prospect Street
     P. O. Box 150480
     Hartford, Connecticut  06115-0480
     Attention:  Private Placements Division
     Telecopier Number:  (860) 403-5451

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY                    Series A         Series B          Series C
8515 East Orchard Road, 3rd floor, Tower 2                     $15,000,000          --                --
Englewood, Colorado  80111
Attention:  Corporate Finance Investments
Telecopier:  (303) 689-6193

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.71% Series A Senior Notes due 2006, PPN 90341* AG 4, principal, premium or interest") to:

     ABA #091-000-019
     NW MPLS/TRUST CLEARING
     Account Number 08-40-245
     Attention:  Account Number 12468800

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

     Norwest Bank Minnesota, N.A.
     733 Marquette Avenue, Investors Building, 5th Floor
     Minneapolis, Minnesota  55479-0047
     Attention:  Income Collections
     Telecopier:  (612) 667-3331

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  84-0467907

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                 Series A         Series B          Series C
c/o Transamerica Investment Services                             --             $10,000,000          --
1150 South Olive Street, Suite 2700
Los Angeles, California  90015
Attention:  Kevin Hickam

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, premium or interest") to:

     Federal Reserve Bank of Boston
     Boston Safe Deposit & Trust
     Boston, Massachusetts
     ABA 011001234
     Acct#:  12-526-1
     FFC:  Cost Center 1253
           Transamerica Occidental Life Insurance Company
           Account Segment:  UNI
           Account No. TRAF 1505102
           Ref:  Cusip and Description

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment and all account statements, to:

     Transamerica Life Companies
     P. O. Box 2101 - Securities Accounting
     Los Angeles, California  90051-0101

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  95-1060502

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                 Series A         Series B          Series C
c/o Transamerica Investment Services                              --               --             $5,000,000
1150 South Olive Street, Suite 2700
Los Angeles, California  90015
Attention:  Kevin Hickam

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.93% Series C Senior Notes due 2010, PPN 90341* AJ 8, principal, premium or interest") to:

     Federal Reserve Bank of Boston
     Boston Safe Deposit & Trust
     Boston, Massachusetts
     ABA 011001234
     Acct#:  12-526-1
     FFC:  Cost Center 1253
           Transamerica Occidental Life Insurance Company
           Account Segment:  TRAD
           Account No. TRAF 1505112
           Ref:  Cusip and Description

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment and all account statements, to:

     Transamerica Life Companies
     P. O. Box 2101 - Securities Accounting
     Los Angeles, California  90051-0101

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  95-1060502

Name and Address of Purchaser                                             Principal Amount of
                                                                         Notes to Be Purchased
ALLSTATE LIFE INSURANCE COMPANY                             Series A            Series B         Series C
3075 Sanders Road, STE G3A                                  $10,000,000            --                --
Northbrook, Illinois  60062-7127
Attention:  Private Placements Department
Telephone Number:  (847) 402-4394
Telecopier Number:  (847) 402-3092

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds (identifying each payment with name of the Issuer (and the Credit, if any), the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium) in the exact format as follows:

     BBK =  Harris Trust and Savings Bank
            ABA #071000288
     BNF =  Allstate Life Insurance Company
            Collection Account #168-117-0
     ORG =  U.S. Rentals, Inc.
     OBI =  DPP - 90341* AG 4 --
            Payment Due Date (MM/DD/YY) --
            P ______ (enter "P" and the amount of principal being remitted, for example, P5000000.00) --
            I ______ (enter "I" and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

     Allstate Insurance Company
     Investment Operations--Private Placements
     3075 Sanders Road, STE G4A
     Northbrook, Illinois  60062-7127
     Telephone:  (847) 402-2769
     Telecopy:  (847) 326-5040

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-2554642

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
HARTFORD LIFE INSURANCE COMPANY                                Series A          Series B         Series C
c/o The Hartford Investment Management Company                     --            $5,000,000           --
c/o Investment Department - Private Placement
P. O. Box 1744
Hartford, Connecticut  06144-1744
Telefacsimile:  (860) 297-8884

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, interest or premium") to:

     Chase Manhattan Bank
     4 New York Plaza
     New York, New York  10004
     ABA #021000021
     CHASE NYC/CUST
     A/C #900-9-000200 for F/C/T Hartford Acct G06641 - CRC
     Attention:  Bond Interest/Principal - U.S. Rentals, Inc.
     PPN #_________
     Prin $_________ Int $_________

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

     The Hartford Investment Management Company
     c/o Portfolio Support
     P. O. Box 1744
     Hartford, Connecticut  06144-1744
     Telefacsimile:  (860) 297-8876

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0974148

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
HARTFORD LIFE INSURANCE COMPANY                                Series A          Series B        Series C
c/o The Hartford Investment Management Company                   --              $2,000,000          --
c/o Investment Department - Private Placement
P. O. Box 1744
Hartford, Connecticut  06144-1744
Telefacsimile:  (860) 297-8884

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, interest or premium") to:

     Chase Manhattan Bank
     4 New York Plaza
     New York, New York  10004
     ABA #021000021
     CHASE NYC/CUST
     A/C #900-9-000200 for F/C/T Hartford Acct. G06641 - LCA
     Attention:  Bond Interest/Principal - U.S. Rentals, Inc.
     PPN #_________
     Prin $_________ Int $_________

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

     The Hartford Investment Management Company
     c/o Portfolio Support
     P. O. Box 1744
     Hartford, Connecticut  06144-1744
     Telefacsimile:  (860) 297-8876

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0974148

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
HARTFORD CASUALTY INSURANCE COMPANY                            Series A          Series B        Series C
c/o The Hartford Investment Management Company                   --              $3,000,000          --
c/o Investment Department - Private Placement
P. O. Box 1744
Hartford, Connecticut  06144-1744
Telefacsimile:  (860) 297-8884

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, interest or premium") to:

     Chase Manhattan Bank
     4 New York Plaza
     New York, New York  10004
     ABA #021000021
     CHASE NYCUST
     A/C #900-9-000200 for F/C/T Hartford Acct G06233 - CAS

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

     The Hartford Investment Management Company
     c/o Portfolio Support
     P. O. Box 1744
     Hartford, Connecticut  06144-1744
     Telefacsimile:  (860) 297-8876

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0294398

Name and Address of Purchaser                                              Principal Amount of
                                                                          Notes to Be Purchased
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY                    Series A          Series B         Series C
401 Livingston Lane                                               --             $7,000,000           --
Jackson, Mississippi  39213
Attention:  Carol Robertson

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.86% Series B Senior Notes due 2008, PPN 90341* AH 2, principal, premium or interest") to:

     Wachovia Bank of North Carolina
     301 North Main Street
     Winston-Salem, North Carolina  27150-1013
     ABA #053100494
     For further credit to:  Account #8730-007153
                             Southern Farm Bureau Life Insurance Company

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed as first provided above.

All other communications, including Waivers, Amendments, Consents and financial information should be sent to:

     Southern Farm Bureau Life Insurance Company
     P. O. Box 78
     Jackson, Mississippi  39205
     Attention:  Investment Department

     or by overnight delivery to:
     1401 Livingston Lane
     Jackson, Mississippi  39213

Contact Person:  Carol Robertson, CFA
                 Telephone:  (601) 981-7422 extension 506
                 Facsimile:  (601) 981-3605

or               Dottie Carlisle
                 Telephone:  (601) 981-7422 extension 800
                 Facsimile:  (601) 981-3605

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  64-0283583

                                                   Principal Amount of
Name and Address of Purchaser                     Notes to Be Purchased

AMERUS LIFE INSURANCE COMPANY               Series A      Series B     Series C
699 Walnut Street
Suite 1700                                     --        $5,000,000       --
Des Moines, Iowa   50309
Attention:  Steve Sweeney
Telephone:  (515) 362-3542
Fax:  (515) 283-3434

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

     Bankers Trust Company (ABA #021001033)
     New York, New York
     Credit Account #99911145
     For Further Credit Account #097446
     AmerUs Life Insurance Co.
     Ref:  Issue name, coupon, maturity date

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     AmerUs Life Insurance Company
     699 Walnut Street
     Suite 1700
     Des Moines, Iowa  50309
     Attention:  Dan Owens
     Telephone:  (515) 283-3431
     Facsimile:  (515) 283-3434

All Other Communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Salkeld & Co.

Salkeld & Co. Taxpayer I.D. Number:  13-6065491

AmerUs Taxpayer I.D. Number:  42-0175020

                                                     Principal Amount of
Name and Address of Purchaser                       Notes to Be Purchased

UNITED FARM FAMILY LIFE INSURANCE COMPANY      Series A    Series B    Series C
225 South East Street
Indianapolis, Indiana  46202                  $5,000,000      --          --
Attention:  Steven B. Ratliff

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as U.S. Rentals, Inc., 6.71% Series A Senior Notes due 2006, PPN 90341* AG 4, principal or interest") to:

     Northern CHGO/Trust
     ABA #071-0001-52
     Credit wire acct. #5186041000
     Ref ELL and Co
     Acct. #26-30866
     Re:  U.S. Rentals, Inc.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  ELL and Co

Taxpayer I.D. Number 35-1097117

                                 DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation or other entity of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "Agreements" shall mean, collectively, this Agreement and the Other Agreements.

     "Business Day" means (a) for the purposes of SECTION 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Los Angeles, California are required or authorized to be closed.

     "Capitalized Lease" shall mean any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

     "Change in Control" is defined in SECTION 8.3(H).

     "Closing" is defined in SECTION 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Colburn Control Group" is defined in SECTION 8.3(H).

     "Company" means U.S. Rentals, Inc., a Delaware corporation.

     "Confidential Information" is defined in SECTION 20.

     "Consolidated Fixed Charges" for any period shall mean on a consolidated basis the sum of (a) all Rentals (other than Rentals on Capitalized Leases) payable during such period by the Company and its Restricted Subsidiaries pursuant to Long-Term Leases, and (b) all Interest Expense on all Indebtedness (including the interest component of Rentals on Capitalized Leases) of the Company and its Restricted Subsidiaries payable during such period.

     "Consolidated Funded Indebtedness" means, as of any date of determination, the total of all Funded Indebtedness of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP.

     "Consolidated Income Available for Fixed Charges" for any period shall mean the sum of (a) Consolidated Net Income during such period plus (b) (to the extent deducted in determining Consolidated Net Income): (i) all provisions for any Federal, state or other income taxes made by the Company and its Restricted Subsidiaries during such period, (ii) Consolidated Fixed Charges during such period, and (iii) all transaction expenses (including offering expenses and debt prepayment premiums) associated with an Initial Public Offering of common stock of the Company or any Restricted Subsidiary during such period.

     "Consolidated Indebtedness" means, as of any date of determination, the total of all Indebtedness of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP.

     "Consolidated Net Income" for any period shall mean the gross revenues of the Company and its Restricted Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

            (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

            (b) the proceeds of any life insurance policy;

            (c) net earnings and losses of any Restricted Subsidiary accrued prior to the date it became a Restricted Subsidiary;

            (d) net earnings and losses of any corporation (other than a Restricted Subsidiary), substantially all the assets of which have been acquired in any manner by the Company or any Restricted Subsidiary, realized by such corporation prior to the date of such acquisition;

            (e) net earnings and losses of any corporation (other than a Restricted Subsidiary) with which the Company or a Restricted Subsidiary shall have consolidated or which shall have merged into or with the Company or a Restricted Subsidiary prior to the date of such consolidation or merger;

            (f) net earnings of any business entity (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of cash distributions;

            (g) any portion of the net earnings of any Restricted Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Restricted Subsidiary;

            (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

            (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

            (j) any gain arising from the acquisition of any Securities of the Company or any Restricted Subsidiary;

            (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period; and

            (l) any other extraordinary gain or loss.

     "Consolidated Net Worth" means as of the date of any determination thereof,

            (a) the amount of the capital stock accounts (net of treasury stock, at cost, and any Redeemable Preferred Stock) plus (or minus in the case of a deficit) the surplus and retained earnings of the Company and its Restricted Subsidiaries as determined in accordance with GAAP, minus

            (b) to the extent included in clause (a), all amounts properly attributable to Minority Interests, if any, in the stock and surplus of Restricted Subsidiaries.

     "Consolidated Total Assets" shall mean as of the date of any determination thereof total assets of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

     "Control Event" is defined in SECTION 8.3(H).

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means that rate of interest that is the greater of (i) 1% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 1% over the rate of interest publicly announced by Bank of America NT&SA in San Francisco, California as its "base" or "prime" rate.

     "Designated Member of the European Community" shall mean any one of the following jurisdictions: Belgium, Denmark, France, Germany, Luxembourg, The Netherlands, Switzerland and the United Kingdom.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

     "Event of Default" is defined in SECTION 11.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Funded Indebtedness" means, with respect to any Person, all Indebtedness of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means

            (a)  the government of

                  (i) the United States of America or any State or other political subdivision thereof, or

                  (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.


     "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor,

            (b) to advance or supply funds (1) for the purchase or payment of such Indebtedness or obligation, or (2) to maintain working capital or any balance sheet or income statement condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation,

            (c) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or

            (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances, including all substances listed in or regulated in any Environmental Law that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, regulated, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to SECTION 13.1.

     "Indebtedness" with respect to any Person means, at any time, without duplication,

            (a) its liabilities for borrowed money and its redemption obligations in respect of Redeemable Preferred Stock;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capitalized Leases;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

            (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

     Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Initial Public Offering" shall mean any primary offer or sale of any of the common stock of the Company or any Restricted Subsidiary for which registration is required pursuant to Section 5 of the Securities Act.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 2% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Interest Expense" of the Company and its Restricted Subsidiaries for any period shall mean all interest and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation, payment-in-kind, zero coupon and other like Securities) for which such calculations are being made.

     "Investments" means all investments, in cash or by delivery of property, made directly or indirectly in any property or assets or in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise; provided that "Investments" shall not mean or include routine investments in property to be used or consumed in the ordinary course of business.

     "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property.

For the purposes of this Agreement, the Company or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

     "Long-Term Lease" shall mean any lease of real or personal property (other than a Capitalized Lease) having an original term, including any period for which the lease may be renewed or extended at the option of the lessor, of more than one year.

     "Make-Whole Amount" is defined in SECTION 8.7.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Restricted Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Restricted Subsidiaries taken as a whole, or
(b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

     "Material Subsidiary" shall mean any Restricted Subsidiary which, as of the date of any determination thereof, has shareholders' equity which constitutes 10% or more of Consolidated Net Worth as of the end of the immediately preceding fiscal quarter of the Company.

     "Memorandum" is defined in SECTION 5.3.

     "Minority Interests" shall mean any shares of stock of any class of a Restricted Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company and/or one or more of its Wholly-owned Restricted Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

     "NAIC" means the National Association of Insurance Commissioners or any successor thereto.

     "Net Proceeds of Capital Stock" shall mean, with respect to any period, cash proceeds (net of all costs and out-of-pocket expenses in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses), received by the Company and its Restricted Subsidiaries during such period, from the sale of all capital stock (other than Redeemable capital stock) of the Company, including in such net proceeds:

            (a) the net amount paid upon issuance and exercise during such period of any right to acquire any capital stock, or paid during such period to convert a convertible debt Security to capital stock (but excluding any amount paid to the Company upon issuance of such convertible debt Security); and

            (b) any amount paid to the Company upon issuance of any convertible debt Security issued after December 31, 1997 and thereafter converted to capital stock during such period.

     "Notes" is defined in SECTION 1.

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "Other Agreements" is defined in SECTION 2.

     "Other Purchasers" is defined in SECTION 2.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Preferred Stock" shall mean in respect of any corporation, shares of the capital stock of such corporation which are entitled to preference or priority over any other shares of the capital stock of such corporation in respect of (a) payment of dividends or (b) distribution of assets upon liquidation, or both.

     "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Proposed Prepayment Date" is defined in SECTION 8.3(C).

     "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Redeemable" shall mean, with respect to the capital stock of any Person, each share of such Person's capital stock that is:

            (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into Indebtedness of such Person
     (i) at a fixed or determinable date, whether by operation of sinking fund or otherwise, (ii) at the option of any Person other than such Person, or
     (iii) upon the occurrence of a condition not solely within the control of such Person; or

            (b) convertible into other Redeemable capital stock.

     "Rentals" shall mean and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

     "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, any of its Subsidiaries, or any of its Affiliates).

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     "Restricted Subsidiary" shall mean any Subsidiary (a) which is organized under the laws of the United States or any State thereof, Canada or any Province thereof, any Designated Member of the European Community or Mexico; (b) which conducts substantially all of its business and has substantially all of its assets within the United States, Canada, any Designated Member of the European Community or Mexico; (c) of which more than 80% (by number of votes) of the Voting Stock is beneficially owned, directly or indirectly, by the Company and/or any Restricted Subsidiary; and (d) which is designated as a Restricted Subsidiary on SCHEDULE 5.4 attached hereto or is designated as such in writing by the Company to each of the holders of the Notes, provided, however, that no Unrestricted Subsidiary may be designated as a Restricted Subsidiary and no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if, at the time of such action and after giving effect thereto: (i) the Company would not be permitted by the provisions of SECTION 10.3(A)(3)(I) to incur at least $1.00 of additional Indebtedness, or (ii) a Default or Event of Default would exist, and provided, further, that no Unrestricted Subsidiary shall at any time after the date of Closing be designated a Restricted Subsidiary if such Unrestricted Subsidiary (w) shall have twice been previously designated a Restricted Subsidiary or (x) shall have been designated as an Unrestricted Subsidiary within three years prior to such date, and no Restricted Subsidiary shall at any time after the date of Closing be designated as an Unrestricted Subsidiary if such Restricted Subsidiary (y) shall have twice been previously designated as an Unrestricted Subsidiary or (z) shall have been designated as a Restricted Subsidiary within three years prior to such date.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Security" shall have the same meaning as in Section 2(1) of the Securities Act.

     "Senior Financial Officer" means the chief executive officer, president, chief operating officer, chief financial officer or treasurer of the Company.

     "Senior Funded Indebtedness" means all Consolidated Funded Indebtedness, other than Funded Indebtedness which by its express terms is subordinated in right of payment or security in any respect to the Indebtedness evidenced by the Notes.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such

Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Subsidiary Stock" is defined in SECTION 10.5(C).

     "Unrestricted Subsidiary" means any Subsidiary which is not a Restricted Subsidiary.

     "Voting Stock" means Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     "Wholly-owned Restricted Subsidiary" means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-owned Restricted Subsidiaries at such time.

                            [FORM OF SERIES A NOTE]

                               U.S. RENTALS, INC.

                 6.71% Series A Senior Note due April 28, 2006


No. [_________]                                                           [Date]
$[____________]                                                  PPN 90341* AG 4


     For Value Received, the undersigned, U.S. Rentals, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on April 28, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.71% per annum from the date hereof, payable semiannually, on the 28th day of April and October in each year, commencing with the April 28 or October 28 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.71% or (ii) 1.00% over the rate of interest publicly announced by Bank of America NT&SA from time to time in San Francisco, California as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Modesto, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of the Notes of three series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of April 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in SECTION 6.2 of the Note Purchase Agreements.

                                   EXHIBIT 1A
                          (to Note Purchase Agreement)

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE WHICH WOULD REQUIRE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.



                                     U.S. RENTALS, INC.



                                     By
                                         [Title]

                                     1A-2

                            [FORM OF SERIES B NOTE]

                               U.S. RENTALS, INC.

                 6.86% Series B Senior Note due April 28, 2008


No. [_________]                                                           [Date]
$[____________]                                                  PPN 90341* AH 2


     For Value Received, the undersigned, U.S. Rentals, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on April 28, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.86% per annum from the date hereof, payable semiannually, on the 28th day of April and October in each year, commencing with the April 28 or October 28 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.86% or (ii) 1.00% over the rate of interest publicly announced by Bank of America NT&SA from time to time in San Francisco, California as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Modesto, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of the Notes of three series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of April 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in SECTION 6.2 of the Note Purchase Agreements.

                                   EXHIBIT 1B
                          (to Note Purchase Agreement)

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE WHICH WOULD REQUIRE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.



                                     U.S. RENTALS, INC.



                                     By
                                         [Title]

                                     1B-2

                            [FORM OF SERIES C NOTE]

                               U.S. RENTALS, INC.

                 6.93% Series C Senior Note due April 28, 2010


No. [_________]                                                           [Date]
$[____________]                                                  PPN 90341* AJ 8


     For Value Received, the undersigned, U.S. Rentals, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on April 28, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.93% per annum from the date hereof, payable semiannually, on the 28th day of April and October in each year, commencing with the April 28 or October 28 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.93% or (ii) 1% over the rate of interest publicly announced by Bank of America NT&SA from time to time in San Francisco, California as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Modesto, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of the Notes of three series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of April 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in SECTION 6.2 of the Note Purchase Agreements.

                                   EXHIBIT 1C
                          (to Note Purchase Agreement)

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE WHICH WOULD REQUIRE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.



                                     U.S. RENTALS, INC.



                                     By
                                         [Title]

                                     1C-2

                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE

                                      None

                                  SCHEDULE 5.4

         SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

                            RESTRICTED SUBSIDIARIES


1.   U.S. Rentals, S. de R.L. de C.V.

     Jurisdiction of Incorporation:  Mexico
     Percentage of Shares of Capital Stock owned by the Company:  99%

2.   Provisto, S. de R.L. de C.V.

     Jurisdiction of Incorporation:  Mexico
     Percentage of Shares of Capital Stock owned by the Company:  99%


                           UNRESTRICTED SUBSIDIARIES


                                      None


                             MATERIAL SUBSIDIARIES


                                      None


                                   AFFILIATES


1. Ayr, Inc., formerly known as USR Holdings, Inc., a California corporation, owns approximately 67% of the outstanding capital stock of the Company.

2. A revocable grantor trust under an Amended Trust Agreement of Richard D. Colburn dated December 12, 1977, as amended, owns 100% of the outstanding capital stock of Ayr, Inc.

3.   Richard D. Colburn


                                   DIRECTORS


                               Richard D. Colburn
                                William F. Berry

                                John S. McKinney
                                James P. Miscoll
                               Robert D. Paulson
                                Keith W. Renken*


* In addition, Jeremiah H.B. Kean has been nominated to serve as a Director. The election (as well as the re-election of the other six directors) will occur at the Company's Annual Meeting on May 7, 1998.


                                SENIOR OFFICERS

     William F. Berry             President and Chief Executive Officer

     John S. McKinney             Vice President - Finance, Chief Financial
                                   Officer and Assistant Secretary

     William F. Locklin           Vice President and Region Manager

     Steven E. Nadelman           Vice President and Region Manager

     Vincent J. Nardi             Vice President and Region Manager

     Grace M. Crickette           Vice President - Risk Management

     David A. Vasquez             Treasurer, Assistant Secretary

                                     5.4-2

                                  SCHEDULE 5.5

                              FINANCIAL STATEMENTS

1. Balance Sheets of the Company dated December 31, 1996, December 31, 1997 and March 31, 1998.

2.. Statements of Operations for the years ended December 31, 1995, 1996 and 1997 and the three months ended March 31, 1998.

3. Statements of Stockholders' Equity for the years ended December 31, 1995, 1996 and 1997.

4.   Statements of Cash Flows for the years ended December 31, 1995, 1996 and
     1997.

                                 SCHEDULE 5.11

                     PATENTS, TRADEMARKS, COPYRIGHTS, ETC.

     The Company has registered its name "U.S. Rentals" as a service mark with the U.S. Patent and Trademark Office. A Florida company violated the Company's rights in its registered service mark by conducting business under the name U.S. Rentals. A lawsuit brought by the Company was settled in early 1998, and as a result of such settlement, the Florida company agreed to cease using the name U.S. Rentals.

                                 SCHEDULE 5.14

                                USE OF PROCEEDS

     The Company will use the proceeds of the sale of the Notes to pay down the Company's outstanding indebtedness under its current Revolving Credit Facility.

                                 SCHEDULE 5.15

                             EXISTING INDEBTEDNESS

1. $276,000,000 outstanding under the Company's $300,000,000 Revolving Credit Facility which is currently scheduled to mature on February 25, 2002. This Indebtedness is unsecured.

2. $21,000,000 outstanding under a $21,000,000 Revolving Credit Note dated March 10, 1998, in favor of Richard D. Colburn, with interest payable monthly at an interest rate tied to the Company's Revolving Credit Facility. This Indebtedness is unsecured.

3. $200,000 in the form of unsecured notes related to the purchase of certain businesses, with imputed interest averaging 7%, due through 1999.